                                                                 EXHIBIT 10.2(a)

                                                                [EXECUTION COPY]


               AMENDMENT NO. 1 TO AGREEMENT OF LIMITED PARTNERSHIP

                  This Amendment No. 1 to Agreement of Limited Partnership ("Amendment") is entered into effective as of October 2, 2000, by and among Texas Cement Company, a Nevada corporation ("Texas Cement Company"), TLCC LP LLC, a Delaware limited liability company (the "TCC LP Assignee"), TLCC GP LLC, a Delaware limited liability company (the "TCC GP Assignee"), Lehigh Portland Cement Company, a Pennsylvania corporation ("Lehigh"), Lehigh Portland Investments, LLC, a Delaware limited liability company ("Lehigh LP Assignee"), and Lehigh Portland Holdings, LLC, a Delaware limited liability company ("Lehigh GP Assignee"), in order to amend certain provisions of that certain Limited Partnership Agreement of Texas Lehigh Cement Company, dated as of October 1, 2000 (the "Agreement"), by and between Texas Cement Company and Lehigh. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                  WHEREAS, pursuant to Section 9.3 of the Agreement, concurrently with the execution and delivery of this Amendment, Texas Cement Company is transferring its 0.1% Partnership Percentage Interest (as defined in the Agreement) as a general partner in Texas Lehigh Cement Company LP (the "Partnership") to TCC GP Assignee, an Affiliate of Texas Cement Company; and

                  WHEREAS, pursuant to Section 9.3 of the Agreement, concurrently with the execution and delivery of this Amendment, Texas Cement Company is transferring its 49.9% Partnership Percentage Interest as a limited partner in the Partnership to TCC LP Assignee, an Affiliate of Texas Cement Company; and

                  WHEREAS, pursuant to Section 9.3 of the Agreement, concurrently with the execution and delivery of this Amendment, Lehigh is transferring its 0.1% Partnership Percentage Interest as a general partner in the Partnership to Lehigh GP Assignee, an Affiliate of Lehigh; and

                  WHEREAS, pursuant to Section 9.3 of the Agreement, concurrently with the execution and delivery of this Amendment, Lehigh is transferring its 49.9% Partnership Percentage Interest as a limited partner in the Partnership to Lehigh LP Assignee, an Affiliate of Lehigh; and

                  NOW, THEREFORE, it is hereby agreed as follows:

                  1. Pursuant to Section 9.3 of the Agreement, each of TCC GP Assignee and Lehigh GP Assignee hereby agrees to be bound by all the terms and provisions of the Agreement and to perform and discharge the obligations and liabilities which are attributable to each Partnership Percentage Interest as a general partner in the Partnership acquired by each of TCC GP Assignee and Lehigh GP Assignee; and

                  2. Pursuant to Section 9.3 of the Agreement, each of TCC LP Assignee and Lehigh LP Assignee hereby agrees to be bound by all the terms and provisions of the Agreement and to perform and discharge the obligations and liabilities which are attributable to each Partnership Percentage Interest as a limited partner in the Partnership acquired by each of TCC LP Assignee and Lehigh LP Assignee; and

                  3. Pursuant to Section 6.02 of the Texas Revised Limited Partnership Act, each of Texas Cement Company, CCP, CP Service and Lehigh hereby notifies the other in writing of its withdrawal from the Partnership as a general partner of the Partnership.

                  4. The definition "Partnership Percentage Interest" is hereby amended to read in its entirety as follows:

                  ""Partnership Percentage Interest" shall mean as to each of TLCC GP LLC, a Delaware limited liability company ("TLCC GP"), Lehigh Portland Holdings, LLC, a Delaware limited liability company ("Lehigh GP"), TLCC LP LLC, a Delaware limited liability company ("TLCC LP"), and Lehigh Portland Investments, LLC, a Delaware limited liability company ("Lehigh LP), an interest in the capital, profits and losses of the Partnership as follows:

                                               PARTNERSHIP PERCENTAGE                   PERCENTAGE INTEREST
                                                 INTEREST HELD AS A                      INTEREST HELD AS A
                PARTNER                            GENERAL PARTNER                        LIMITED PARTNER
                -------                        ----------------------                   -------------------
TLCC GP                                               0.1%                                     0.0%
Lehigh GP                                             0.1%                                     0.0%
TLCC LP                                               0.0%                                    49.9%
Lehigh LP                                             0.0%                                    49.9%

                  Each of TLCC GP and Lehigh GP shall hold its Partnership Percentage Interest in its capacity as a General Partner. Each of TLCC LP and Lehigh LP shall hold its Partnership Percentage Interest in its capacity as a Limited Partner."

                  5. Section 5.1 of the Agreement is hereby amended to read in its entirety as follows:

                  "5.1. The General Partners. The General Partners of the Partnership shall be TLCC GP and Lehigh GP. Except as otherwise expressly provided herein or as required by law, the business of the Partnership shall be managed, conducted and controlled by the General Partners through the Management Committee and by delegation of authority to the officers of the Partnership as provided herein."

                  6. Section 6.1 of the Agreement is hereby amended to read in its entirety as follows:

                  "6.1. The Limited Partners. TLCC LP and Lehigh LP shall be the limited partners of the Partnership."

                  7. Section 14.4 of the Agreement is hereby amended to read in its entirety as follows:

                  "14.4. Notices. Any notice provided or permitted to be given under this Agreement must be in writing, and shall be deemed delivered three days after it is deposited in the United States mail, addressed to the Partner to be notified, postage prepaid, and registered or certified, with a return receipt requested. Notice served in any other manner shall be deemed to have been given only if and when actually received by the addressee. For purposes of notices the addresses of the Partners shall be as follows:

                  If to Lehigh GP:  Lehigh Portland Holdings, LLC
                                    103 Foulk Road, Suite 202
                                    Wilmington, Delaware 19803

                                           with a copy to:
                                           Lehigh Portland Cement Company
                                           7660 Imperial Way
                                           Allentown, PA 18195
                                           Attention: General Counsel

                  If to Lehigh LP:  Lehigh Portland Investments, LLC
                                    103 Foulk Road, Suite 202
                                    Wilmington, Delaware 19803

                                           with a copy to:
                                           Lehigh Portland Cement Company
                                           7660 Imperial Way
                                           Allentown, PA 18195
                                           Attention: General Counsel

                  If to TLCC GP:    TLCC GP LLC
                                    2728 North Harwood
                                    Dallas, Texas  75201
                                    Attn: Legal Department

                                           with a copy to:
                                           Texas Cement Company
                                           2728 North Harwood
                                           Dallas, Texas 75201
                                           Attention: Steven R. Rowley

                  If to TLCC LP:    TLCC LP LLC
                                    Corporation Service Company
                                    1013 Centre Road
                                    Wilmington, Delaware 19805

                                           with a copy to:
                                           Texas Cement Company
                                           2728 North Harwood
                                           Dallas, Texas 75201
                                           Attention: Steven R. Rowley


Failure of or delay in delivery of any copy of a notice shall not impair the effectiveness of any notice given to any Partner as specified in this Agreement. Each Partner may change its address for notice by the giving of notice thereof in the manner hereinabove provided."

                  IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.


                                   TEXAS CEMENT COMPANY
                                   a Nevada corporation

                                   /s/ RODNEY E. CUMMICKEL
                                   ---------------------------------------
                                   By:      Rodney E. Cummickel
                                   Its:     Vice President


                                   TLCC LP LLC
                                   a Delaware limited liability company

                                   /s/ RODNEY E. CUMMICKEL
                                   ---------------------------------------
                                   By:      Rodney E. Cummickel
                                   Its:     Manager


                                   TLCC GP LLC
                                   a Delaware limited liability company

                                   /s/ RODNEY E. CUMMICKEL
                                   ---------------------------------------
                                   By:      Rodney E. Cummickel
                                   Its:     Manager

                                   LEHIGH PORTLAND CEMENT COMPANY
                                   a Pennsylvania corporation

                                   /s/ HELMUT S. ERHARD
                                   ---------------------------------------
                                   By:  Helmut S. Erhard
                                        ----------------------------------
                                   Its: President and CEO
                                        ----------------------------------

                                   LEHIGH PORTLAND INVESTMENTS, LLC
                                   a Delaware limited liability company

                                   /s/ LAURENCE A. PRUD'HOMME
                                   ---------------------------------------
                                   By:  Laurence A. Prud'homme
                                        ----------------------------------
                                   Its: Manager
                                        ----------------------------------

                                   /s/ JONATHAN B. SWAIN
                                   ---------------------------------------
                                   By:  Jonathan B. Swain
                                        ----------------------------------
                                   Its: Manager
                                        ----------------------------------

                                   /s/ BETH L. PEOPLES
                                   ---------------------------------------
                                   By:  Beth L. Peoples
                                        ----------------------------------
                                   Its: Manager
                                        ----------------------------------

                                   LEHIGH PORTLAND HOLDINGS, LLC
                                   a Delaware limited liability company

                                   By: Lehigh Portland Cement Company,
                                       Sole Member

                                   /s/ HELMUT S. ERHARD
                                   ---------------------------------------
                                   By:  Helmut S. Erhard
                                        ----------------------------------
                                   Its: President and CEO
                                        ----------------------------------